UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5976

Seligman Select Municipal Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:          (212) 850-1864

Date of fiscal year end:            12/31

Date of reporting period:         12/31/04

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

SELIGMAN

SELECT

MUNICIPAL FUND, INC.

Annual Report
 December 31, 2004

Seligman Select Municipal Fund, Inc.
Managed by

J. & W. SELIGMAN & CO.
INCORPORATED
Investment Managers and Advisors
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

www.seligman.com

Photo: Courtesy Michigan Travel Bureau
CESEL2 12/04

To the Stockholders

Your annual Stockholder report for Seligman Select Municipal Fund follows this letter. This report contains a discussion with your Portfolio Managers, as well as your Fund’s performance history and audited financial statements, including a portfolio of investments.

For the year ended December 31, 2004, Seligman Select Municipal Fund posted a total return of 3.77% based on net asset value and –0.27% based on market price. The Fund’s annual distribution rate, based on the current monthly dividend and market price at December 31, 2004, was 6.67%. This is equivalent to a taxable yield of 10.26%, based on the maximum federal income tax rate of 35%. Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 0.93% to 1.93%.

Thank you for your continued support of Seligman Select Municipal Fund. We look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris Chairman

Brian T. Zino President

February 16, 2005

Manager	Independent Registered	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	Public Accounting Firm	(800) 874-1092	Stockholder Services
100 Park Avenue	Deloitte & Touche LLP
New York, NY 10017		(212) 682-7600	Outside the
	Stockholder Service Agent		United States
General Counsel	Seligman Data Corp.	(800) 622-4597	24-Hour Automated
Sullivan & Cromwell LLP	100 Park Avenue		Telephone Access
	New York, NY 10017		Service

Interview With Your Portfolio Managers, Thomas G. Moles and Eileen A. Comerford

What market conditions and events materially affected the Fund’s performance during 2004?

          At the start of 2004, the US economy was continuing to strengthen in response to significant monetary and fiscal stimulus. Many economists and market analysts expected that long-term interest rates would begin to rise in 2004. For much of the year, concerns lingered about the sustainability of the US recovery given below-trend job creation. Long-term municipal yields drifted lower for most of the first quarter before rising sharply higher during the second quarter as a result of better-than-expected economic reports, particularly employment data. By the third quarter, the bond market reversed direction in response to mixed economic reports. The Federal Reserve maintained that the economy was experiencing a temporary “soft patch,” but soaring oil prices and modest job creation tempered investor expectations for the pace of economic growth. During the fourth quarter, the US presidential election weighed heavily on the financial markets, and investors remained mostly on the sidelines. The clear and quick conclusion of the election provided a welcome relief to investors and helped ease the inertia that had existed for several months. Throughout the fourth quarter, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, fluctuated within a narrow trading range, ending the year 0.11% below levels at the start of the year.

          Municipal new issue supply fell by 6.6% in 2004 over the same period in 2003. Among individual states, supply varied widely, with issuance concentrated among just a few states. The top five states represented 42%, and the top 10 states almost 60%, of all municipal bonds issued in 2004. Improving state and local finances reduced the need for new money issuance and contributed to the decline in supply. Refunding volume also contracted from 2002 and 2003 levels. Over the past several years, the attractive interest rate environment made it advantageous for many municipal issuers to refund their outstanding, higher-cost debt. Given the enormous number of refundings in recent years, there was little opportunity for new refundings even at low interest-rate levels. Supply in 2004, at $358 billion, was higher than forecast, but fell short of 2003’s record-breaking total of $384 billion. The reduction in total new issue supply during 2004 helped to stabilize the municipal bond market during periods of volatility.

          The majority of states and municipalities made significant progress in restoring fiscal balance during 2004. Credit rating upgrades exceeded downgrades for the year. Nevertheless, challenges remain, particularly within those states that have failed to adequately address structural imbalances. Medicaid costs are rising at double-digit rates, straining scarce resources and, in some cases, resulting in service cuts. Under-funded pensions are another growing problem given that stock market returns have failed to meet projections over the past several years. Federal mandates, too, have added to state spending requirements.

What investment strategies or techniques materially affected the Fund’s performance during the period?

          Our primary objective in 2004 was to reduce portfolio duration given our expectation for a modest increase in long-term municipal yields. Duration is a measure of a bond’s price sensitivity to changes in interest rates. In general, the lower the duration of a bond fund, the less its net asset value will decline in a rising interest rate environment. The challenge during 2004 was to balance

A TEAM APPROACH

Seligman Select Municipal Fund is managed by the Seligman Municipal Team, headed by Thomas G. Moles. Mr. Moles and Co-Portfolio Manager Eileen A. Comerford are assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund’s investment objective. Team members include Senior Credit Analyst Audrey Kuchtyak, Michelle Lowery, and Debra McGuinness.

Interview With Your Portfolio Managers, Thomas G. Moles and Eileen A. Comerford

the divergent goals of shortening duration while preserving, to the extent possible, the Fund’s investment income. This task was problematic given the wide yield spread between long-term and short-term municipal bonds. During 2004, the difference between 1-year and 30-year municipal bonds averaged approximately 3.25%. The strategy we employed was to purchase bonds within the 20-year maturity sector rather than the more typical range of 25–35 years. For most of the past year, the yield spread between 20-year and 30-year municipal bonds has been narrow, averaging just 0.12%, which presented us with an opportunity to maximize yields while limiting duration exposure. The 20-year maturity range was the best performing maturity sector in 2004. Additional duration reduction was accomplished by boosting cash positions. However, the prevailing low yields on municipal money market securities (i.e., variable rate demand notes) had a negative impact on the Fund’s investment returns. Nevertheless, we chose to increase holdings of short-term variable rate notes, rather than purchase higher-yielding, fixed-coupon notes in the 2–3 year range, because we anticipated a significant increase in short-term municipal yields and a corollary decline in prices. Last year, yields at the front-end of the municipal yield curve spiked sharply higher with two-year municipal notes rising by almost three-quarters of a percentage point and three-year notes increasing by more than one-half percentage point.

          All bonds purchased for the Fund’s portfolio were rated “AAA,” the highest credit-quality rating available. The Fund is required to maintain a minimum of 80% of the portfolio in “AAA” rated bonds. At December 31, 2004, 85% of the Fund was rated “AAA” with the balance investment-grade. It has been our opinion that prevailing yield spreads have not adequately compensated investors for the increased credit risk. Nevertheless, over the past year, lower-quality bonds outperformed higher-quality bonds by a wide margin. For 2004, the Baa sector of the Lehman Municipal Bond Index registered a total return of 8.48% compared with a total return of 4.21% for the Aaa sector.

          In summary, our more defensive investment strategy, designed for a rising interest rate environment, had a negative impact on the Fund’s investment performance for the reporting period. The Fund underperformed its benchmark, the Lehman Municipal Bond Index, due primarily to the shorter average weighted duration of the Fund compared with the Index. All else being equal, in a declining yield environment, funds containing longer-duration bonds will outperform funds comprised of shorter-duration bonds. The Fund’s higher percentage of pre-refunded bonds, relative to the Lehman Index, also contributed to the lag in investment results. During the past fiscal year, pre-refunded bonds under-performed the Lehman Index by a wide margin. The pre-refunded sector of the Lehman Index returned +2.42%, versus +4.48% for the overall Index. Lastly, for the 12-month period, Tobacco Securitization Bonds boosted returns for the Industrial Development Bond sector of the Lehman Index. Total return for the Tobacco sector of the Lehman Index was +8.30%. The Fund’s avoidance of Tobacco Securitization Bonds due to credit concerns negatively impacted our investment performance.

          The Lehman Municipal Bond Index is an unmanaged index comprised of a wide range of investment-grade municipal bonds and that its components may differ significantly from that of Seligman Select Municipal Fund. Further, the Lehman Index does not reflect fees or expenses.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview and Portfolio Summary

This section of the Annual Report is intended to help you understand the performance of Seligman Select Municipal Fund Common Stock and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this Annual Report represents past performance and does not guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com.1 by the seventh business day following that month-end.

Returns reflect changes in the market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

Investment Returns For Common Stock

Total Returns
For Periods Ended December 31, 2004

			Average Annual

	Three Months*	Six Months*	One Year	Five Years	Ten Years

Market Price	(2.21)%	5.56%	(0.27)%	9.79%	7.00%
Net Asset Value	1.14	4.64	3.77	8.90	7.40

Price Per Share

	Market Price	Net Asset Value

December 31, 2004	$10.35	$11.80
September 30, 2004	10.76	11.86
June 30, 2004	10.13	11.65
March 31, 2004	11.20	12.09
December 31, 2003	11.07	12.13

Dividend and Capital Gains per Share and Yield Information
For the Year Ended December 31, 2004

Dividends Paid†	Unrealized Gain††	SEC 30-Day Yieldø

$0.690	$0.824	3.23%

Holdings by Market Sector#
Revenue Bonds	73%
General Obligation Bonds##	27%

Holdings by Credit Quality**
AAA	85%
AA	4
A	9
BBB	2

Weighted Average Maturity	18.7 years

See footnotes on page 5.

Performance Overview and Portfolio Summary

Annual Distribution Rate
The annual distribution rate based on the current monthly dividend of $0.0575 per share and market price at December 31, 2004, was 6.67%, which is equivalent to a taxable yield of 10.26% based on the maximum federal tax rate of 35%. The tax-equivalent yield does not reflect any alternative minimum taxes to which an investor may be subject.

*	Returns for periods of less than one year are not annualized.

**

Credit ratings are primarily those issued by Moody’s Investors Service, Inc. Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used. A generic rating designation has been utilized, and therefore, it cannot be inferred solely from the rating category whether ratings reflect those assigned by Moody’s or S&P. Prerefunded and escrowed-to-maturity securities that have been rerated as AAA or its equivalent by either Moody’s or S&P have been included in the AAA category. Holdings and credit ratings are subject to change and are based on current market values of long-term holdings at December 31, 2004.

†

Preferred Stockholders were paid dividends at annual rates ranging from 0.93% to 1.93%. Earnings on the Fund’s assets in excess of the Preferred dividend requirements constituted income available for dividends to Common Stockholders.

††	Represents the per share amount of unrealized appreciation of portfolio securities as of December 31, 2004.

ø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2004, has been computed in accordance with SEC regulations and will vary.

#	Percentages based on current market values of long-term holdings at December 31, 2004.

##	Includes pre-refunded escrowed-to-maturity securities.

Additional Fund Information

Quarterly Schedule of Investments
A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.1

Proxy Voting Policies and Procedures
A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.

Annual Certifications
As required, the Fund has submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

[1]

The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

Portfolio of Investments	December 31, 2004

State#	Face Amount	Municipal Bonds	Rating‡	Value

Alabama — 10.3%	$10,000,000	Jefferson County Sewer Rev. (Capital Improvement
		Warrants), 5.125% due 2/1/2039ø	Aaa	$11,052,100
	5,000,000	McIntosh Industrial Development Board,
		Environmental Facilities Rev. (CIBA Specialty
		Chemicals), 5.375% due 6/1/2028	A2	5,102,050
Alaska — 1.8%	2,395,000	Alaska Energy Authority Power Rev. (Bradley Lake
		Hydroelectric Project), 6% due 7/1/2021	Aaa	2,885,280
California — 15.0%	9,130,000	California Pollution Control Financing Authority
		Sewage and Solid Waste Disposal Facilities Rev.
		(Anheuser-Busch Project), 5.75% due 12/1/2030*	A1	9,507,343
	4,100,000	Foothill/Eastern Transportation Corridor Agency
		Toll Road Rev., 5.75% due 1/15/2040	Baa3	4,137,638
	4,000,000	San Diego Public Facilities Financing Authority
		Sewer Rev. Series 1999-A, 5% due 5/15/2029	Aaa	4,093,960
	5,700,000	San Diego Public Facilities Financing Authority
		Sewer Rev. Series 1999-B, 5% due 5/15/2029	Aaa	5,833,893
Colorado — 3.8%	5,590,000	Regional Transportation District (Sales Tax Rev.),
		5% due 11/1/2024	Aaa	5,883,140
Georgia — 0.2%	340,000	Georgia Housing and Finance Authority Rev.
		(Single Family Mortgage), 6.10% due 6/1/2031*	Aa2	354,137
Illinois — 5.2%	7,500,000	Chicago GOs, 5.50% due 1/1/2040	Aaa	8,130,000
Louisiana — 4.9%	6,460,000	Louisiana Public Facilities Authority Hospital Rev.
		(Southern Baptist Hospitals, Inc. Project),
		8% due 5/15/2012†	AAA‡‡	7,693,085
Massachusetts — 5.7%	4,000,000	Massachusetts Bay Transportation Authority
		General Transportation System Rev.,
		5.625% due 3/1/2026ø	Aaa	4,196,600
	4,000,000	Massachusetts Development Finance Agency Rev.
		(WGBH Educational Foundation),
		5.75% due 1/1/2042	Aaa	4,725,480
Michigan — 1.4%	2,000,000	Kalamazoo Hospital Finance Authority Rev.
		(Bronson Methodist Hospital), 5.50% due
		5/15/2028	Aaa	2,122,540
Minnesota — 1.8%	2,500,000	Minnesota Agricultural and Economic Development
		Board Rev. (The Evangelical Lutheran Good
		Samaritan Society Project), 6.625% due 8/1/2025	A3	2,757,825
Missouri — 2.6%	1,550,000	Metropolitan St. Louis Sewer District Wastewater
		System Rev., 5% due 5/1/2024	Aaa	1,636,257
	2,345,000	Missouri State Housing Development Commission
		Single Family Mortgage Rev. (Homeownership
		Loan Program), 5.50% due 3/1/2033*	AAA‡‡	2,396,262

See footnotes on page 9.

Portfolio of Investments	December 31, 2004

State#	Face Amount	Municipal Bonds	Rating‡	Value

New Jersey — 5.3%	$8,000,000	New Jersey Economic Development Authority
		Water Facilities Rev. (American Water Co. Inc.),
		5.375% due 5/1/2032*	Aaa	$8,287,440
New York — 13.1%	10,000,000	New York State Energy Research & Development
		Authority Electric Facilities Rev.
		(Consolidated Edison Co. NY Inc. Project),
		6.10% due 8/15/2020	Aaa	10,390,200
	10,000,000	New York State Thruway Authority General Rev.,
		6% due 1/1/2025ø	Aaa	10,200,000
New York and	6,500,000	Port Authority of New York and New Jersey (JFK
New Jersey — 4.5%		International Air Terminal LLC Project Rev.),
		5.75% due 12/1/2022*	Aaa	7,047,820
Ohio — 2.0%	2,895,000	Cleveland Waterworks Improvement First Mortgage
		Rev., 5.75% due 1/1/2021ø	Aaa	3,054,225
	105,000	Cleveland Waterworks Improvement First Mortgage
		Rev., 5.75% due 1/1/2021	Aaa	110,355
Pennsylvania — 10.6%	3,000,000	Delaware County Industrial Development Authority
		Water Facilities Rev. (Philadelphia Suburban
		Water), 5.35% due 10/1/2031*	Aaa	3,117,900
	3,000,000	Lehigh County Industrial Development Authority
		Pollution Control Rev. (Pennsylvania Power &
		Light Company Project), 6.15% due 8/1/2029	Aaa	3,121,530
	10,000,000	Philadelphia Airport Rev., 6.10% due 6/15/2025*	Aaa	10,353,500
South Carolina — 3.3%	5,000,000	South Carolina Ports Authority Rev.,
		5.30% due 7/1/2026*	Aaa	5,146,100
Tennessee — 5.2%	8,000,000	Humphreys County Industrial Development Board
		Solid Waste Disposal Rev. (E.I. duPont de
		Nemours & Co. Project), 6.70% due 5/1/2024*	Aa3	8,183,520
Texas — 16.5%	5,000,000	Dallas—Fort Worth International Airports Rev.,
		5.75% due 11/1/2030*	Aaa	5,350,950
	3,000,000	Houston Airport System Rev.,5.625% due 7/1/2030*	Aaa	3,192,180
	4,000,000	Houston Higher Education Finance Corporation
		Rev. (Rice University Project), 5.375% due 11/15/2029	Aaa	4,265,200
	5,000,000	Lower Neches Valley Authority Industrial
		Development Corp. Sewer Facilities Rev. (Mobil
		Oil Refining Corp. Project), 6.40% due 3/1/2030*	Aaa	5,115,250
	7,500,000	Matagorda County Navigation District No. 1
		Pollution Control Rev. (Central Power and
		Light Co. Project), 6.125% due 5/1/2030*	Aaa	7,963,200

See footnotes on page 9.

Portfolio of Investments	December 31, 2004

State#	Face Amount	Municipal Bonds	Rating‡	Value

Washington — 13.4%	$4,795,000	Chelan County Public Utility District No. 1
		(Chelan Hydro Consolidated System Rev.),
		6.25% due 7/1/2017*	Aaa	$5,272,630
	5,000,000	Chelan County Public Utility District No. 1
		(Chelan Hydro Consolidated System Rev.),
		6.35% due 7/1/2028*	Aaa	5,508,700
	10,000,000	King County Sewer GOs, 6.125% due 1/1/2033ø	Aaa	10,200,000

Total Municipal Bonds (Cost $187,451,556) — 126.6%				198,388,290

		Variable Rate Demand Notes
California — 0.8%	1,300,000	California State Economic Recovery Rev.
		due 7/1/2023	VMIG 1	1,300,000
Connecticut — 2.6%	4,000,000	Health & Education Facilities Authority Rev.
		(Yale University) due 7/1/2036	VMIG 1	4,000,000
Florida — 1.1%	1,700,000	Sarasota County Public Hospital Board (Sarasota
		Memorial Hospital Project) due 7/1/2037	VMIG 1	1,700,000
Illinois — 1.6%	2,500,000	Illinois Health Facility Authority Rev. (University of
		Chicago Hospital) due 8/15/2026	VMIG 1	2,500,000
Missouri — 1.7%	2,630,000	Missouri State Health & Educational Facilities
		Authority Health Facility Rev. (Cox Health
		System) due 6/1/2022	VMIG 1	2,630,000
New York — 6.4%	1,000,000	New York City GOs due 8/1/2010	VMIG 1	1,000,000
	1,300,000	New York City GOs due 8/1/2015	VMIG 1	1,300,000
	4,900,000	New York City GOs due 8/1/2017	VMIG 1	4,900,000
	200,000	New York City GOs due 8/1/2018	VMIG 1	200,000
	600,000	New York City GOs due 10/1/2023	VMIG 1	600,000
	2,000,000	New York City Municipal Water Finance Authority,
		Water & Sewer System Rev. due 6/15/2025	VMIG 1	2,000,000
New York and	300,000	Port Authority of New York & New Jersey Special
New Jersey — 0.2%		Obligation Rev. due 5/1/2019	VMIG 1	300,000
Pennsylvania — 0.4%	600,000	Philadelphia Authority for Industrial Development
		Revenue Bonds (Regional Performing Arts Center
		Project) due 6/1/2025	VMIG 1	600,000
Puerto Rico — 0.8%	1,300,000	Puerto Rico Commonwealth Government
		Development Bank due 12/1/2015	VMIG 1	1,300,000
Texas — 0.1%	200,000	North Central, TX Health Facilities Development
		Corporation Rev. Series 1985C (Presbyterian
		Healthcare System Project) due 12/1/2015	VMIG 1	200,000
Virginia — 0.4%	600,000	Loudoun County Industrial Development Authority
		Rev. (Howard Hughes Medical Institute)
		due 2/15/2038	VMIG 1	600,000

See footnotes on page 9.

Portfolio of Investments	December 31, 2004

State#	Face Amount	Municipal Bonds	Rating‡	Value

Wyoming — 3.2%	$5,000,000	Lincoln County Pollution Control Rev.
		(Exxon Project) due 7/1/2017*	P–1	$5,000,000

Variable Rate Demand Notes (Cost $30,130,000) — 19.3%				30,130,000

Total Investments (Cost $217,581,556) — 145.9%				228,518,290
Other Assets Less Liabilities — (45.9)%				(71,856,463)

Net Assets — 100.0%				$156,661,827

#

The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets for Common Stock, which does not include the net assets attributable to Preferred Stock of the Fund.

‡

Credit ratings are primarily those issued by Moody’s Investor Services, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s (“S&P”) were used (indicated by the symbol ‡‡). Ratings have not been audited by Deloitte & Touche LLP.

ø	Pre-refunded security.
†	Escrowed-to-maturity security.
*	Interest income earned from this security is subject to the federal alternative minimum tax.

See Notes to Financial Statements.

Statement of Assets and Liabilities	December 31, 2004

Assets:
Investments, at value:
Long-term holdings (cost $187,451,556)	$198,388,290
Short-term holdings (cost $30,130,000)	30,130,000

Total Investments (cost $217,581,556)	228,518,290
Cash	110,839
Interest receivable	3,253,217
Expenses prepaid to stockholder service agent	21,999
Other	13,807

Total Assets	231,918,152

Liabilities:
Management fee payable	107,719
Accrued expenses and other	148,606
Shares subject to mandatory redemption	75,000,000

Total Liabilities	75,256,325

Net Assets	$156,661,827

Composition of Net Assets:
Common Stock, $0.01 par value: Shares authorized — 49,999,250; issued and outstanding — 13,279,113	$132,791
Additional paid-in capital	145,776,414
Undistributed net investment income	1,302,377
Accumulated net realized loss	(1,486,489)
Net unrealized appreciation on investments	10,936,734

Net Assets	$156,661,827

Net Assets per share (Market Value $10.35)	$11.80

See Notes to Financial Statements.

Statement of Operations	For the Year Ended December 31, 2004

Investment Income:
Interest	$11,703,281

Expenses:
Management fees	1,279,425
Dividends on shares subject to mandatory redemption	967,118
Stockholder account and registrar services	234,589
Preferred stock remarketing and rating agent fees	223,611
Auditing and legal fees	86,742
Custody and related services	54,668
Stockholder reports and communications	52,263
Directors fees and expenses	34,954
Stockholders meeting	28,856
Exchange listing fees	23,750
Miscellaneous	20,680

Total Expenses	3,006,656

Net Investment Income	8,696,625

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	2,070
Net change in unrealized appreciation of investments	(3,896,084)

Net Loss on Investments	(3,894,014)

Increase in Net Assets from Operations	$4,802,611

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,

	2004	2003

Operations:
Net investment income	$8,696,625	$9,248,756
Net realized gain (loss) on investments	2,070	(1,509,148)
Net change in unrealized appreciation of investments	(3,896,084)	950,465

Increase in Net Assets from Operations	4,802,611	8,690,073

Distributions to Common Stockholders:
Net investment income (per share: $0.690 and $0.690)	(9,159,530)	(9,159,530)

Capital Share Transactions:
Value of shares of Common Stock issued in payment of dividends (45,794 and 46,241 shares)	488,351	504,531
Cost of shares purchased for investment plan (42,450 and 47,800 shares)	(455,074)	(522,752)

Increase (Decrease) in Net Assets from Capital Share Transactions	33,277	(18,221)

Decrease in Net Assets	(4,323,642)	(487,678)

Net Assets:
Beginning of year	160,985,469	161,473,147

End of Year (including undistributed net investment income of $1,302,378 and $1,771,316, respectively)	$156,661,827	$160,985,469

See Notes to Financial Statements.

Statement of Cash Flows	For the Year Ended December 31, 2004

Cash Flows from Operating Activities:
Net increase in Net Assets from Operations	$4,802,611
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Cost of long-term investment securities purchased	(7,249,161)
Proceeds from sales of long-term investment securities	17,916,576
Net purchases of short-term investment securities	(10,430,000)
Decrease in interest receivable	80,936
Decrease in receivable for securities sold	122,200
Decrease in other assets	22,998
Increase in management fees payable, accrued expenses and other	6,744
Net change in unrealized appreciation of investments	3,896,084
Net realized gain on investments	(2,070)

Net Cash Provided by Operating Activities	9,166,918

Cash Flows from Financing Activities:
Dividends paid to Common Stockholders	(8,671,179)
Payment for shares of Common Stock purchased	(491,507)

Net Cash Used in Financing Activities	(9,162,686)

Net increase in cash	4,232
Cash balance at beginning of year	106,607

Cash Balance at End of Year	$110,839

Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included above consists of shares issued in payment of dividend distributions of $488,351.

See Notes to Financial Statements.

Notes to Financial Statements

1.   Significant Accounting Policies — The financial statements of Seligman Select Municipal Fund, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates.

a.

Security Valuation — Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued by independent pricing services based on bid prices, which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility in the US markets. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes all discounts and premiums paid on purchases of portfolio securities for financial reporting purposes.

          Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At December 31, 2004, the interest rates paid on these notes ranged from 1.92% to 2.25%.

d.	Distributions to Stockholders — Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

e.

Fair Value of Shares Subject to Mandatory Redemption — The carrying amount reported for shares subject to mandatory redemption is the redemption value at December 31, 2004. The dividend rate is reset periodically to permit the shares to be remarketed at their redemption values; therefore, the carrying amount approximates fair value.

2.   Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2004, amounted to $7,249,161 and $17,916,576, respectively.

3.   Dividend Investment Plan —Under the Fund’s Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

          The Fund, in connection with its Dividend Investment Plan (the “Plan”), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 2004, 42,450 shares were purchased in the open market at a cost of $455,074, which represented a weighted average discount of 9.66% from the net asset value of those acquired shares. A total of 45,794 shares were issued to Plan participants during the period for proceeds of $488,351, a weighted average discount of 10.10% from the net asset value of those shares.

          The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended December 31, 2004.

4.   Capitalization — The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $0.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 750 shares of unissued Common Stock as Preferred Stock. The Preferred

Notes to Financial Statements

Stock consists of 375 shares of Series A Stock and 375 shares of Series B Stock (authorized, issued and outstanding) with a par value of $0.01 per share for each series. The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $100,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $100,000 per share plus any accumulated but unpaid dividends in April 2020 (Series A) and April 2022 (Series B) or if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. The liquidation preference of the Preferred Stock is $100,000 per share plus accumulated and unpaid dividends. At December 31, 2004, the liquidation preferences and asset coverage per share of Series A and Series B stock was $100,000 and $308,882, respectively, for each series.

          Dividends on each series of Preferred Stock are cumulative at a rate reset every 28 days based on the lowest rate which would permit the shares to be remarketed at $100,000 per share.

          In accordance with the provisions of Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity”, the Fund classifies its Preferred Stock as a liability of the Fund in the Statement of Assets and Liabilities. In addition, dividends paid to Preferred Stockholders are classified as an expense in the Statement of Operations and as a component of net investment income in the Statement of Changes in Net Assets and in the Financial Highlights. Amounts presented for years prior to 2003 have not been restated to conform to this period’s presentation.

          The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund’s directors.

5.   Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.55% per annum of the Fund’s average daily net assets, which include the value attributable to the Fund’s preferred stock.

          Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $216,936 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

          The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2004, the Fund’s potential obligation under the Guaranties is $44,600. As of December 31, 2004, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s stockholder account services cost.

          Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

          The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2004,

Notes to Financial Statements

of $37,951 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6.   Federal tax information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

          At December 31, 2004, the cost of investments for federal income tax purposes was $217,062,102. The tax basis cost was less than the cost for financial reporting purposes due to the amortization of market discounts for financial reporting purposes of $519,454.

          At December 31, 2004, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities	$11,465,815
Gross unrealized depreciation of portfolio securities	(9,627)

Net unrealized appreciation of portfolio securities	11,456,188
Capital loss carryforward	(1,486,488)
Undistributed income	820,876

Total accumulated earnings	$10,790,576

          The tax characterization of distributions paid to Common Stockholders was as follows:

	Year Ended December 31,

	2004	2003

Tax-exempt income	$9,159,530	$9,159,530

          At December 31, 2004, the Fund had a capital loss carryforward for federal income tax purposes of $1,486,488, all of which expires in 2011 and is available for offset against future taxable net capital gains. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward.

7.   Other Matters — The circumstances described below relate to certain regulatory matters affecting certain of the Seligman registered investment companies (“Seligman Funds”). Seligman Select Municipal Fund was not affected by these circumstances and, accordingly, did not receive any payments from the Manager.

          The Manager conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman Funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three already had been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”), the NASD and the Attorney General of the State of New York also are reviewing these matters.

Notes to Financial Statements

          The Manager has also reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

          The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements involving frequent trading, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares.

Financial Highlights

          The Fund’s financial highlights are presented below. “Per share operating performance” data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding.

          “Total investment return” measures the Fund’s performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, reinvested dividends and capital gains paid, as provided for in the Fund’s dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares and taxes investors may incur on distributions or on the sale of Fund shares.

	Year Ended December 31,

	2004	2003	2002	2001	2000

Per Share Operating Performance:
Net Asset Value, Beginning of Year	$12.13	$12.16	$11.56	$11.65	$10.62

Income from Investment Operations:
Net investment income	0.66	0.70 *	0.81	0.82	0.85
Net realized and unrealized gain (loss) on investments	(0.30)	(0.04)	0.52	(0.11)	1.12
Dividends paid from net investment income to Preferred Stockholders	—	— *	(0.08)	(0.17)	(0.24)

Total from Investment Operations	0.36	0.66	1.25	0.54	1.73

Less Distributions to Common Stockholders:
Dividends paid from net investment income	(0.69)	(0.69)	(0.64)	(0.62)	(0.63)
Dividends in excess of net investment income	—	—	—	—	(0.02)
Distributions from net realized gain	—	—	(0.01)	(0.01)	(0.05)

Total Distributions to Common Stockholders	(0.69)	(0.69)	(0.65)	(0.63)	(0.70)

Net Asset Value, End of Year	$11.80	$12.13	$12.16	$11.56	$11.65

Market Value, End of Year	$10.35	$11.07	$10.76	$10.32	$9.875

Total Investment Return:
Based on market value	(0.27)%	9.58%	10.85%	10.85%	18.78%
Based on net asset value	3.77%	6.25%	11.84%	5.31%	17.93%
Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.91%	1.77%*	1.28%	1.28%	1.27%
Ratio of net investment income to average net assets	5.52%	5.75%*	6.82%	6.96%	7.71%
Portfolio turnover rate	3.51%	—	1.90%	2.98%	11.87%
Net Assets, End of Year (000s omitted)	$156,662	$160,985	$161,473	$153,504	$154,896

See footnotes on page 19.

Financial Highlights

*

As required, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity.” Effective for the year ended December 31, 2003, the Fund reclassified the dividends paid to preferred stockholders as an expense. The effect of this change for the year ended December 31, 2003, was to decrease net investment income per share by $0.06, decrease dividends paid from net investment income to preferred stockholders per share by $0.06, increase the ratio of expenses to average net assets from 1.28% to 1.77%, and decrease the ratio of net investment income to average net assets from 6.24% to 5.75%. The per share amounts and ratios for periods prior to 2003 have not been restated.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders, Seligman Select Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Select Municipal Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2004, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Select Municipal Fund, Inc. as of December 31, 2004, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2005

Dividend Investment Plan

          The Dividend Investment Plan (the “Plan”) is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. (“Seligman Data”), P.O. Box 9759, Providence, RI 02940-9759. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such Stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

          Purchases will be made by the Fund from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder’s account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended December 31, 2004, the Fund purchased 42,450 shares in the open market for dividend and gain investment purposes.

          Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the

Dividend Investment Plan

nominee’s name and held for the account of beneficial owners who are participating in such Plan by delivering shares on behalf of such holder to such nominee’s account at Depository Trust Company (“DTC”). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

          A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder’s name and address as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

          Seligman Data will maintain all Common Stockholders’ accounts in the Plan not held by DTC, and furnish written confirmation of all transactions in the accounts, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder’s proxy will include those shares purchased or received pursuant to the Plan.

          The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the Stockholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

          The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data.

          The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended December 31, 2004.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Select Municipal Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Robert B. Catell (67)[2,3]		Chairman, Chief Executive Officer and Director, KeySpan Corporation (diversified energy,
•	Director: 2003 to Date	gas and electric company); Director or Trustee of each of the investment companies of the
•	Oversees 60 Portfolios in	Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director or
Fund Complex		Trustee, Alberta Northeast Gas, Ltd., Boundary Gas Inc., The Houston Exploration Company
(oil and gas exploration, development and production companies); Edison Electric Institute,
New York State Energy Research and Development Authority, Independence Community
Bank, Business Council of New York State, Inc., New York City Partnership, and the Long
Island Association (business and civic organizations).

John R. Galvin (75)[1,3]		Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or
•	Director: 1995 to Date	Trustee of each of the investment companies of the Seligman Group of Funds†; and
•	Oversees 61 Portfolios in	Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for
	Fund Complex	Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and
USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the
Supreme Allied Commander, Europe and the Commander-in-Chief, United States
European Command.

Alice S. Ilchman (69)[2,3]		President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment
•	Director: 1990 to Date	companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer
•	Oversees 61 Portfolios in	Fellowship (summer internships for college students); Trustee, Save the Children (non-profit
	Fund Complex	child-assistance organization) and the Committee for Economic Development; Governor,
Court of Governors, London School of Economics; and Director, Public Broadcasting Service
(PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director,
New York Telephone Company.

Frank A. McPherson (71)[2,3]		Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation
•	Director: 1995 to Date	(diversified energy and chemical company); Director or Trustee of each of the investment
•	Oversees 61 Portfolios in	companies of the Seligman Group of Funds†; Director, ConocoPhillips (integrated
	Fund Complex	international oil corporation), Integris Health (owner of various hospitals), BOK Financial
(bank holding company), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical
Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools
Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director,
Kimberly-Clark Corporation (consumer products) and the Federal Reserve System’s Kansas
City Reserve Bank.

See footnotes on page 26.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Select Municipal Fund, Inc. is set forth below.

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

John E. Merow (75)[1,3]		Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or
•	Director: 1991 to Date	Trustee of each of the investment companies of the Seligman Group of Funds†; Director,
•	Oversees 61 Portfolios in	Aleris International, Inc. (aluminum and zinc recycler and aluminum rolled products);
	Fund Complex	Director Emeritus, the Municipal Art Society of New York; Executive Committee Member
and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New
York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and
Member of the American Law Institute and Council on Foreign Relations.

Betsy S. Michel (62)[1,3]		Attorney; Director or Trustee of each of the investment companies of the Seligman Group
•	Director: 1990 to Date	of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly,
•	Oversees 61 Portfolios in	Chairman of the Board of Trustees of St. George’s School (Newport, RI) and Trustee, World
	Fund Complex	Learning, Inc. (international educational training).

Leroy C. Richie (63)[1,3]		Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical
•	Director: 2000 to Date	standards); Director or Trustee of each of the investment companies of the Seligman Group
•	Oversees 60 Portfolios in	of Funds† (except Seligman Cash Management Fund, Inc.); Director, Kerr-McGee
	Fund Complex	Corporation (diversified energy and chemical company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic
Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice
Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; Chairman and
Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies);
and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (72)[2,3]		Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the
•	Director: 1991 to Date	investment companies of the Seligman Group of Funds† and Ambassador and Permanent
•	Oversees 61 Portfolios in	Observer of the Sovereign and Military Order of Malta to the United Nations. Formerly,
	Fund Complex	Director, USLIFE Corporation (life insurance).

James N. Whitson (69)[1,3]		Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a
•	Director: 1993 to Date	diversified holding company); Director or Trustee of each of the investment companies of
•	Oversees 61 Portfolios in	the Seligman Group of Funds†; Director, CommScope, Inc. (manufacturer of coaxial cable).
	Fund Complex	Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television network).

See footnotes on page 26.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Select Municipal Fund, Inc. is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (66)*		Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or
•	Director and Chairman of	Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman,
	the Board: 1989 to Date	Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of
•	Oversees 61 Portfolios in	ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President
	Fund Complex	and Chief Executive Officer, The Metropolitan Opera Association. Formerly, Director, Kerr-
McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (52)*		Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer,
•	Director: 1993 to Date	President and Director or Trustee of each of the investment companies of the Seligman
•	President and Chief	Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman,
	Executive Officer:	Seligman Data Corp.; Member of the Board of Governors of the Investment Company
	2002 to Date	Institute; and Director, ICI Mutual Insurance Company.
•	Oversees 61 Portfolios
in Fund Complex

Eleanor T. M. Hoagland (53)		Managing Director and Senior Vice President, Risk Manager, J. & W. Seligman & Co.
•	Vice President and Chief	Incorporated; Vice President and Chief Compliance Officer for each of the investment
	Compliance Officer:	companies of the Seligman Group of Funds†. Formerly, Managing Director, Partner and
	July 2004 to Date	Chief Portfolio Strategist, AMT Capital Management from 1994 to 2000.

Thomas G. Moles (62)		Director and Managing Director, J. & W. Seligman & Co. Incorporated; Executive Vice
•	Executive Vice President:	President and Co-Portfolio Manager, Seligman Quality Municipal Fund, Inc. (closed-end
	2002 to Date	investment company); Vice President and Co-Portfolio Manager, Seligman Municipal Fund
•	Portfolio Manager: 1990 to	Series, Inc., Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal
	Date	Fund Series; and Director, Seligman Advisors, Inc. and Seligman Services, Inc. Formerly,
President of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.

Eileen A. Comerford (46)		Senior Vice President and Investment Officer, J. & W. Seligman & Co. Incorporated; Vice
•	Vice President: 1991 to Date	President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman
•	Co-Portfolio Manager: 2003	Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania
	to Date	Municipal Fund Series and Seligman Quality Municipal Fund, Inc.

Audrey G. Kuchtyak (44)		Senior Vice President, J. & W. Seligman & Co. Incorporated; Vice President, Seligman Quality
•	Vice President: 1991 to Date	Municipal Fund, Inc.

See footnotes on page 26.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Select Municipal Fund, Inc. is set forth below.

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Thomas G. Rose (47)		Chief Financial Officer, Senior Vice President, Finance, and Treasurer, J. & W. Seligman & Co.
•	Vice President: 2000 to Date	Incorporated, Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data
Corp.; Vice President of each of the investment companies of the Seligman Group of
Funds†; and of Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer
of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

Lawrence P. Vogel (48)		Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co.
•	Vice President: 1992 to Date	Incorporated; Vice President and Treasurer of each of the investment companies of the
•	Treasurer: 2000 to Date	Seligman Group of Funds†; and Treasurer, Seligman Data Corp. Formerly, Senior Vice
President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman
International, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and
Treasurer, Seligman International, Inc.

Frank J. Nasta (40)		Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co.
•	Secretary: 1994 to Date	Incorporated; Secretary of each of the investment companies of the Seligman Group of
Funds†, and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman
International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and
Regulation Department, J. & W. Seligman & Co. Incorporated.

ø

The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.

*

Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

ITEM 2. CODE OF ETHICS.

As of December 31, 2004, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004	2003
Audit Fees	$26,177	$24,986
Audit-Related Fees	25,780	24,550
Tax Fees	2,200	2,100
All Other Fees	1,931	1,897

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include the performance of certain agreed-upon procedures with respect to the registrant’s preferred stock. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2004	2003
Audit-Related Fees	$76,630	$89,130
Tax Fees	13,703	7,500
All Other Fees	43,000	–

Audit-related fees include amounts for (i) attestation services for the registrant’s stockholder service agent; (ii) review of certain internal controls of such stockholder service agent’s sub-agent; (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor; and (iv) actuarial services provided prior to May 6, 2003 to the registrant’s investment adviser and stockholder service agent (such services were no longer permitted to be performed for the stockholder service agent after May 5, 2003). Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s stockholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee has delegated preapproval authority to Mr. James N. Whitson, the Audit Committee’s Chairman. Mr. Whitson will report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a deminimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $137,464 and $100,627, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

James N. Whitson, Chairman
John R. Galvin	Betsy S. Michel
John E. Merow	Leroy C. Richie

ITEM 6. SCHEDULE OF INVESTMENTS.

     Included in Item 1 above.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable, as registrant does not invest in voting securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs (1)	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
7-01-04 to 7-31-04	6,300	$10.46	6,300	N/A
8-01-04 to 8-31-04	2,900	10.81	2,900	N/A
9-01-04 to 9-30-04	3,600	10.91	3,600	N/A
10-01-04 to 10-31-04	3,800	10.79	3,800	N/A
11-01-04 to 11-31-04	3,800	10.33	3,800	N/A
12-01-04 to 12-31-04	0	N/A	0	N/A

(1)	As announced on February 15, 1990, the Registrant may purchase its shares in the open market equal to the number of shares purchased by participants in the Registrant’s dividend investment plan.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN SELECT MUNICIPAL FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: March 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: March 7, 2005

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date: March 7, 2005

SELIGMAN SELECT MUNICIPAL FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.